                                                                 EXHIBIT (h) (2)
                            FUND ACCOUNTING AGREEMENT



         THIS AGREEMENT, dated May 31, 1997, by and between the parties set forth in Schedule A hereto (designated collectively hereafter as the "Funds") and VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP., a Delaware corporation ("Advisory Corp.").


                              W I T N E S S E T H:
                              -------------------


         WHEREAS, each of the Funds is registered as a management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, Advisory Corp. has the capability of providing certain accounting services to the Funds; and

         WHEREAS, each desires to utilized Advisory Corp. in the provision of such accounting services; and

         WHEREAS, Advisory Corp. intends to maintain its staff in order to accommodate the provision of all such services.

         NOW THEREFORE, in consideration of the premises and the mutual covenants spelled out herein, it is agreed between the parties hereto as follows:

1. Appointment of Advisory Corp.. As agent, Advisory Corp. shall provide each of the Funds the accounting services ("Accounting Services") as set forth in Paragraph 2 of this Agreement. Advisory Corp. accepts such appointment and agrees to furnish the Accounting Services in return for the compensation provided in Paragraph 3 of this Agreement.

2. Accounting Services to be Provided. Advisory Corp. will provide to each respective Fund accounting related services in connection with the maintenance of the financial records of such Fund, including without limitation: (i) maintenance of the general ledger and other financial books and records; (ii) processing of portfolio transactions; (iii) coordination of the valuation of portfolio securities; (iv) calculation of the Fund's net asset value; (v) coordination of financial and regulatory reporting; (vi) preparation of financial reports for each Fund's Board of Trustees; (vii) coordination of tax and financial compliance issues; (viii) the establishment and maintenance of accounting policies; (ix) recommendations with respect to dividend policies; (x) preparation of each Fund's financial reports and other accounting and tax related notice information to shareholders; and (xi) the assimilation and interpretation of accounting data for meaningful management review. Advisory Corp. shall provide accurate maintenance of each Fund's financial books and records as required by the applicable securities statutes and regulations, and shall hire persons (collectively the "Accounting Service Group") as needed to provide such Accounting Services.

3. Expenses and Reimbursements. Advisory Corp. shall be reimbursed by the Funds for all costs and services incurred in connection with the provision of the aforementioned Accounting Services ("Accounting Service Expenses"), including but not limited to all salary and related benefits paid to the personnel of the Accounting Service Group, overhead and expenses related to office space and related equipment and out-of-pocket expenses.

         The Accounting Services Expenses will be paid by Advisory Corp. and reimbursed by the Funds. Advisory Corp. will tender to each Fund a monthly invoice as of the last business day of each month which shall certify the total support service expenses expended. Except as provided herein, Advisory Corp. will receive no other compensation in connection with Accounting Services rendered in accordance with this Agreement.

4. Payment for Accounting Service Expenses Among the Funds. As to one quarter (25%) of the Accounting Service Expenses incurred under the Agreement, the expense shall be allocated between all Funds based on the number of classes of shares of beneficial interest that each respective Fund has issued. As to the remaining three quarters (75%) of the Accounting Service Expenses incurred under the Agreement, the expense shall be allocated between all Funds based on their relative net assets. For purposes of determining the percentage of expenses to be allocated to any Fund, the liquidation preference of any preferred shares issued by any such Fund shall not be considered a liability of such Fund for the purposes of calculating relative net assets of such Fund.

5. Maintenance of Records. All records maintained by Advisory Corp. in connection with the performance of its duties under this Agreement will remain the property of each respective Fund and will be preserved by Advisory Corp. for the periods prescribed in Section 31 of the 1940 Act and the rules thereunder or such other applicable rules that may be adopted from time to time under the act. In the event of termination of the Agreement, such records will be promptly delivered to the respective Funds. Such records may be inspected by the respective Funds at reasonable times.

6. Liability of Advisory Corp. Advisory Corp. shall not be liable to any Fund for any action taken or thing done by it or its agents or contractors on behalf of the fund in carrying out the terms and provisions of the Agreement if done in good faith and without gross negligence or misconduct on the part of Advisory Corp., its agents or contractors.

7. Indemnification By Funds. Each Fund will indemnify and hold Advisory Corp. harmless from all lost, cost, damage and expense, including reasonable expenses for legal counsel, incurred by Advisory Corp. resulting from: (a) any claim, demand, action or suit in connection with Advisory Corp.'s acceptance of this Agreement; (b) any action or omission by Advisory Corp. in the performance of its duties hereunder; (c) Advisory Corp.'s acting upon instructions believed by it to have been executed by a duly authorized officer of the Fund; or (d) Advisory Corp.'s acting upon information provided by the Fund in form and under policies agreed to by Advisory Corp. and the Fund. Advisory Corp. shall not be entitled to such indemnification in respect of actions or omissions constituting gross negligence or willful misconduct of Advisory Corp. or its agents or contractors. Prior to confessing any claim against it which may be subject to this indemnification, Advisory Corp. shall give the Fund reasonable opportunity to defend against said claim in its own name or in the name of Advisory Corp.

8. Indemnification By Advisory Corp. Advisory Corp. will indemnify and hold harmless each Fund from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Fund resulting from any claim, demand, action or suit arising out of Advisory Corp.'s failure to comply with the terms of this Agreement or which arises out of the gross negligence or willful misconduct of Advisory Corp. or its agents or contractors; provided that such negligence or misconduct is not attributable to the Funds, their agents or contractors. Prior to confessing any claim against it which may be subject to this indemnification, the Fund shall give Advisory Corp. reasonable opportunity to defend against said claim in its own name or in the name of such Fund.

9. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

10. Dual Interests. It is understood that some person or persons may be directors, trustees, officers or shareholders of both the Funds and Advisory Corp. (including Advisory Corp.'s affiliates), and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided by a specific provision of applicable law.

11. Execution, Amendment and Termination. The term of this Agreement shall begin as of the date first above written, and unless sooner terminated as herein provided, this Agreement shall remain in effect through May, 1998, and thereafter from year to year, if such continuation is specifically approved at least annually by the Board of Trustees of each Fund, including a majority of the independent Trustees of each Fund. This Agreement may be modified or amended from time to time by mutual agreement between the parties hereto and may be terminated after May, 1998, by at least sixty (60) days' written notice given by one party to the others. Upon termination hereof, each Fund shall pay to Advisory Corp. such compensation as may be due as of the date of such termination and shall likewise reimburse Advisory Corp. for its costs, expenses and disbursements payable under this Agreement to such date. This Agreement may be amended in the future to include as additional parties to the Agreement other investment companies for with Advisory Corp., any subsidiary or affiliate serves as investment advisor or distributor if such amendment is approved by the President of each Fund.

12. Assignment. Any interest of Advisory Corp. under this Agreement shall not be assigned or transferred, either voluntarily or involuntarily, by operation of law or otherwise, without the prior written consent of the Funds. This Agreement shall automatically and immediately terminate in the event of its assignment without the prior written consent of the Funds.

13. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or sent by registered or certified mail, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other parties, it is agreed that for this purpose the address of each Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attention: President and that of Advisory Corp. for this purpose is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attention:
President.

14. Personal Liability. As provided for in the Agreement and Declaration of Trust of the various Funds, under which the Funds are organized as unincorporated trusts, the shareholders, trustees, officers, employees and other agents of the Fund shall not personally be found by or liable for the matters set forth hereto, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

15. Interpretative Provisions. In connection with the operation of this Agreement, Advisory Corp. and the Funds may agree from time to time on such provisions interpretative of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement.

16. State Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Illinois.

17. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         IN WITNESS WHEREOF, the parties have caused this amended and restated Agreement to be executed as of the day and year first above written.



ALL OF THE PARTIES SET FORTH IN SCHEDULE A



By: /s/ Ronald A. Nyberg
   ------------------------------------------------
         Ronald A. Nyberg, Vice President





VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP.



By: /s/ Dennis J. McDonnell
   ------------------------------------------------
         Dennis J. McDonnell, President

                                   SCHEDULE A
                                   ----------


     I. FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

     CLOSED END FUNDS
     ----------------

     Van Kampen American Capital Municipal Income Trust Van Kampen American Capital California Municipal Trust Van Kampen American Capital High Income Trust Van Kampen American Capital High Income Trust II Van Kampen American Capital Investment Grade Municipal Trust Van Kampen American Capital Municipal Trust Van Kampen American Capital California Quality Municipal Trust Van Kampen American Capital Florida Quality Municipal Trust Van Kampen American Capital New York Quality Municipal Trust Van Kampen American Capital Ohio Quality Municipal Trust Van Kampen American Capital Pennsylvania Quality Municipal Trust Van Kampen American Capital Trust For Insured Municipals Van Kampen American Capital Trust For Investment Grade Municipals
     Van Kampen American Capital Trust For Investment Grade California Municipals Van Kampen American Capital Trust For Investment Grade Florida Municipals Van Kampen American Capital Trust For Investment Grade New Jersey Municipals Van Kampen American Capital Trust For Investment Grade New York Municipals Van Kampen American Capital Trust For Investment Grade Pennsylvania Municipals Van Kampen American Capital Municipal Opportunity Trust Van Kampen American Capital Advantage Municipal Income Trust Van Kampen American Capital Advantage Pennsylvania Municipal Income Trust Van Kampen American Capital Strategic Sector Municipal Trust Van Kampen American Capital Value Municipal Income Trust Van Kampen American Capital California Value Municipal Income Trust Van Kampen American Capital Massachusetts Value Municipal Income Trust Van Kampen American Capital New Jersey Value Municipal Income Trust Van Kampen American Capital New York Value Municipal Income Trust Van Kampen American Capital Ohio Value Municipal Income Trust Van Kampen American Capital Pennsylvania Value Municipal Income Trust Van Kampen American Capital Municipal Opportunity Trust II Van Kampen American Capital Florida Municipal Opportunity Trust Van Kampen American Capital Advantage Municipal Income Trust II Van Kampen American Capital Select Sector Municipal Trust


     INSTITUTIONAL FUNDS
     -------------------

     II. FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL MANAGEMENT, INC. ("MANAGEMENT, INC.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

     The Explorer Institutional Trust
        on behalf of its series
     Explorer Institutional Active Core Fund
     Explorer Institutional Limited Duration Fund

         OPEN END FUNDS
         --------------


         III. FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC. ("ASSET MANAGEMENT, INC.") (COLLECTIVELY, THE "FORMER AMERICAN CAPITAL FUNDS"):

         Van Kampen American Capital Comstock Fund ("Comstock Fund")
         Van Kampen American Capital Corporate Bond Fund ("Corporate Bond Fund") Van Kampen American Capital Emerging Growth Fund ("Emerging Growth
                    Fund")
         Van Kampen American Capital Enterprise Fund ("Enterprise Fund")
         Van Kampen American Capital Equity Income Fund ("Equity Income Fund") Van Kampen American Capital Global Managed Assets Fund ("Global Managed
                    Assets Funds")
         Van Kampen American Capital Government Securities Fund ("Government
                    Securities Fund")
         Van Kampen American Capital Government Target Fund ("Government Target
                    Fund")
         Van Kampen American Capital Growth and Income Fund ("Growth and Income
                    Fund")
         Van Kampen American Capital Harbor Fund ("Harbor Fund")
         Van Kampen American Capital High Income Corporate Bond Fund ("High
                    Income Corporate Bond Fund")

         Van Kampen American Capital Life Investment Trust ("Life Investment Trust" or "LIT") on behalf of its Series
              Enterprise Portfolio ("LIT Enterprise Portfolio")
              Domestic Income Portfolio ("LIT Domestic Income Portfolio") Emerging Growth Portfolio ("LIT Emerging Growth Portfolio") Government Portfolio ("LIT Government Portfolio")
              Asset Allocation Portfolio ("LIT Asset Allocation
              Portfolio") Money Market Portfolio ("LIT Money Market Portfolio") Real Estate Securities Portfolio ("LIT Real Estate Securities Portfolio") Growth and Income Portfolio ("LIT Growth and Income Portfolio")
         Van Kampen American Capital Limited Maturity Government Fund ("Limited
                    Maturity Government Fund")
         Van Kampen American Capital Pace Fund ("Pace Fund")
         Van Kampen American Capital Real Estate Securities Fund ("Real Estate
                    Securities Fund")
         Van Kampen American Capital Reserve Fund ("Reserve Fund")
         Van Kampen American Capital Small Capitalization Fund ("Small
                    Capitalization Fund")

         Van Kampen American Capital Tax-Exempt Trust ("Tax-Exempt Trust") on
                    behalf of its Series
         Van Kampen American Capital High Yield Municipal Fund ("High Yield
                    Municipal Fund")
         Van Kampen American Capital U.S. Government Trust for Income ("U.S.
                    Government Trust for Income")

         IV. FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

         Van Kampen American Capital U.S. Government Trust ("U.S. Government
             Trust") on behalf of its series
         Van Kampen American Capital U.S. Government Fund ("U.S. Government
             Fund")

         Van Kampen American Capital Tax Free Trust ("Tax Free Trust") on
             behalf of its series
         Van Kampen American Capital Insured Tax Free Income Fund ("Insured Tax
             Free Income Fund")
         Van Kampen American Capital Tax Free High Income Fund ("Tax Free High
             Income Fund")
         Van Kampen American Capital California Insured Tax Free Fund
             ("California Insured Tax Free Fund")
         Van Kampen American Capital Municipal Income Fund ("Municipal Income
             Fund")
         Van Kampen American Capital Intermediate Term Municipal Income Fund
             (Intermediate Term Municipal Income Fund")
         Van Kampen American Capital Florida Insured Tax Free Income Fund
             ("Florida Insured Tax Free Income Fund")
         Van Kampen American Capital New Jersey Tax Free Income Fund ("New
             Jersey Tax Free Income Fund")
         Van Kampen American Capital New York Tax Free Income Fund ("New York
             Tax Free Income Fund")
         Van Kampen American Capital California Tax Free Income Fund
             ("California Tax Free Income Fund")
         Van Kampen American Capital Michigan Tax Free Income Fund ("Michigan
             Tax Free Income Fund")
         Van Kampen American Capital Missouri Tax Free Income Fund ("Missouri
             Tax Free Income Fund")
         Van Kampen American Capital Ohio Tax Free Income Fund ("Ohio Tax Free
             Income Fund")

         Van Kampen American Capital Trust ("VKAC Trust")
         Van Kampen American Capital High Yield Fund ("High Yield Fund")
         Van Kampen American Capital Short-Term Global Income Fund ("Short-Term
             Global Income Fund")
         Van Kampen American Capital Strategic Income Fund ("Strategic Income
             Fund")

         Van Kampen American Capital Equity Trust ("Equity Trust")
                 on behalf of its series
         Van Kampen American Capital Utility Fund ("Utility Fund")
         Van Kampen American Capital Growth Fund ("Growth Fund")
         Van Kampen American Capital Value Fund ("Value Fund")
         Van Kampen American Capital Great American Companies Fund ("Great
             American Companies Fund")
         Van Kampen American Capital Prospector Fund ("Prospector Fund")
         Van Kampen American Capital Aggressive Growth Fund ("Aggressive Growth
             Fund")

         Van Kampen American Capital Foreign Securities Fund ("Foreign
             Securities Fund")

         Van Kampen American Capital Pennsylvania Tax Free Income Fund
             ("Pennsylvania Tax Free Income Fund")

         Van Kampen American Capital Tax Free Money Fund ("Tax Free Money
              Fund")

                              AMENDMENT NUMBER ONE
                              --------------------

                                     TO THE

                            FUND ACCOUNTING AGREEMENT


         THIS AMENDMENT NUMBER ONE, dated July 24, 1997, to the Fund Accounting Agreement dated May 31, 1997 (the "Agreement") by and between the parties set forth in Schedule A, attached hereto and incorporated by reference and VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP., a Delaware corporation ("Advisory Corp.").

                               W I T N E S S E T H
                               -------------------

         WHEREAS, the following party, being an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, wishes to become party to the Agreement:


         ADVISED BY VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC. ("ASSET MANAGEMENT, INC.") (COLLECTIVELY, THE "FORMER AMERICAN CAPITAL FUNDS"):

         Van Kampen American Capital Life Investment Trust ("Life Investment Trust" or "LIT") on behalf of its Series
                   Strategic Stock Portfolio ("LIT Strategic Stock Portfolio")



         WHEREAS, the original parties desire to add the aforementioned additional entity as party to the Agreement;

         NOW, THEREFORE, in consideration of the promises and mutual covenants spelled out in the Agreement and herein, it is hereby agreed that Schedule A of the Agreement be amended to add the party mentioned above as party to the Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.



ALL OF THE PARTIES SET FORTH IN SCHEDULE A



By:  /s/ Ronald A. Nyberg
   ----------------------------------------------
         Ronald A. Nyberg, Vice President




VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP.



By:  /s/ Dennis J. McDonnell
   ----------------------------------------------
         Dennis J. McDonnell, President

                                   SCHEDULE A
                                   ----------


     I. FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

     CLOSED END FUNDS
     ----------------

     Van Kampen American Capital Municipal Income Trust
     Van Kampen American Capital California Municipal Trust
     Van Kampen American Capital High Income Trust
     Van Kampen American Capital High Income Trust II
     Van Kampen American Capital Investment Grade Municipal Trust
     Van Kampen American Capital Municipal Trust
     Van Kampen American Capital California Quality Municipal Trust
     Van Kampen American Capital Florida Quality Municipal Trust
     Van Kampen American Capital New York Quality Municipal Trust
     Van Kampen American Capital Ohio Quality Municipal Trust
     Van Kampen American Capital Pennsylvania Quality Municipal Trust
     Van Kampen American Capital Trust For Insured Municipals
     Van Kampen American Capital Trust For Investment Grade Municipals
     Van Kampen American Capital Trust For Investment Grade California
     Municipals
     Van Kampen American Capital Trust For Investment Grade Florida Municipals Van Kampen American Capital Trust For Investment Grade New Jersey Municipals
     Van Kampen American Capital Trust For Investment Grade New York Municipals Van Kampen American Capital Trust For Investment Grade Pennsylvania Municipals
     Van Kampen American Capital Municipal Opportunity Trust
     Van Kampen American Capital Advantage Municipal Income Trust
     Van Kampen American Capital Advantage Pennsylvania Municipal Income Trust Van Kampen American Capital Strategic Sector Municipal Trust
     Van Kampen American Capital Value Municipal Income Trust
     Van Kampen American Capital California Value Municipal Income Trust
     Van Kampen American Capital Massachusetts Value Municipal Income Trust
     Van Kampen American Capital New Jersey Value Municipal Income Trust
     Van Kampen American Capital New York Value Municipal Income Trust
     Van Kampen American Capital Ohio Value Municipal Income Trust
     Van Kampen American Capital Pennsylvania Value Municipal Income Trust
     Van Kampen American Capital Municipal Opportunity Trust II
     Van Kampen American Capital Florida Municipal Opportunity Trust
     Van Kampen American Capital Advantage Municipal Income Trust II
     Van Kampen American Capital Select Sector Municipal Trust


     INSTITUTIONAL FUNDS
     -------------------

     II. FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL MANAGEMENT, INC. ("MANAGEMENT, INC.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

     The Explorer Institutional Trust
        on behalf of its series
     Explorer Institutional Active Core Fund
     Explorer Institutional Limited Duration Fund

         OPEN END FUNDS
         --------------


         III. FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC. ("ASSET MANAGEMENT, INC.") (COLLECTIVELY, THE "FORMER AMERICAN CAPITAL FUNDS"):

         Van Kampen American Capital Comstock Fund ("Comstock Fund")
         Van Kampen American Capital Corporate Bond Fund ("Corporate Bond Fund") Van Kampen American Capital Emerging Growth Fund ("Emerging Growth Fund")
         Van Kampen American Capital Enterprise Fund ("Enterprise Fund")
         Van Kampen American Capital Equity Income Fund ("Equity Income Fund") Van Kampen American Capital Global Managed Assets Fund ("Global Managed Assets Funds")
         Van Kampen American Capital Government Securities Fund ("Government Securities Fund")
         Van Kampen American Capital Government Target Fund ("Government Target Fund")
         Van Kampen American Capital Growth and Income Fund ("Growth and Income Fund")
         Van Kampen American Capital Harbor Fund ("Harbor Fund") Van Kampen American Capital High Income Corporate Bond Fund ("High Income Corporate Bond Fund")

         Van Kampen American Capital Life Investment Trust ("Life Investment Trust" or "LIT") on behalf of its Series
              Enterprise Portfolio ("LIT Enterprise Portfolio")
              Domestic Income Portfolio ("LIT Domestic Income Portfolio") Emerging Growth Portfolio ("LIT Emerging Growth Portfolio") Government Portfolio ("LIT Government Portfolio")
              Asset Allocation Portfolio ("LIT Asset Allocation
              Portfolio")
              Money Market Portfolio ("LIT Money Market Portfolio")
              Real Estate Securities Portfolio ("LIT Real Estate Securities Portfolio")
              Growth and Income Portfolio ("LIT Growth and Income Portfolio")

         Van Kampen American Capital Limited Maturity Government Fund ("Limited
                   Maturity Government Fund")
         Van Kampen American Capital Pace Fund ("Pace Fund")
         Van Kampen American Capital Real Estate Securities Fund ("Real Estate Securities Fund")
         Van Kampen American Capital Reserve Fund ("Reserve Fund")
         Van Kampen American Capital Small Capitalization Fund ("Small Capitalization Fund")

         Van Kampen American Capital Tax-Exempt Trust ("Tax-Exempt Trust") on behalf of its Series
           Van Kampen American Capital High Yield Municipal Fund ("High Yield
              Municipal Fund")

         Van Kampen American Capital U.S. Government Trust for Income ("U.S.
              Government Trust for Income")

         IV. FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

         Van Kampen American Capital U.S. Government Trust ("U.S. Government Trust") on behalf of its series
         Van Kampen American Capital U.S. Government Fund ("U.S. Government
         Fund")

         Van Kampen American Capital Tax Free Trust ("Tax Free Trust") on behalf of its series
         Van Kampen American Capital Insured Tax Free Income Fund ("Insured Tax Free Income Fund")
         Van Kampen American Capital Tax Free High Income Fund ("Tax Free High Income Fund")
         Van Kampen American Capital California Insured Tax Free Fund ("California Insured Tax Free Fund")
         Van Kampen American Capital Municipal Income Fund ("Municipal Income Fund")
         Van Kampen American Capital Intermediate Term Municipal Income Fund (Intermediate Term Municipal Income Fund")
         Van Kampen American Capital Florida Insured Tax Free Income Fund ("Florida Insured Tax Free Income Fund")
         Van Kampen American Capital New Jersey Tax Free Income Fund ("New Jersey Tax Free Income Fund")
         Van Kampen American Capital New York Tax Free Income Fund ("New York Tax Free Income Fund")
         Van Kampen American Capital California Tax Free Income Fund ("California Tax Free Income Fund")
         Van Kampen American Capital Michigan Tax Free Income Fund ("Michigan Tax Free Income Fund")
         Van Kampen American Capital Missouri Tax Free Income Fund ("Missouri Tax Free Income Fund")
         Van Kampen American Capital Ohio Tax Free Income Fund ("Ohio Tax Free Income Fund")

         Van Kampen American Capital Trust ("VKAC Trust")
         Van Kampen American Capital High Yield Fund ("High Yield Fund")
         Van Kampen American Capital Short-Term Global Income Fund ("Short-Term Global Income Fund")
         Van Kampen American Capital Strategic Income Fund ("Strategic Income Fund")

         Van Kampen American Capital Equity Trust ("Equity Trust") on behalf of its series
         Van Kampen American Capital Utility Fund ("Utility Fund")
         Van Kampen American Capital Growth Fund ("Growth Fund")
         Van Kampen American Capital Value Fund ("Value Fund")
         Van Kampen American Capital Great American Companies Fund ("Great American Companies Fund")
         Van Kampen American Capital Prospector Fund ("Prospector Fund")
         Van Kampen American Capital Aggressive Growth Fund ("Aggressive Growth Fund")

         Van Kampen American Capital Foreign Securities Fund ("Foreign Securities Fund")

         Van Kampen American Capital Pennsylvania Tax Free Income Fund ("Pennsylvania Tax Free Income Fund")

         Van Kampen American Capital Tax Free Money Fund ("Tax Free Money Fund")

                              AMENDMENT NUMBER TWO
                              --------------------

                                     TO THE

                            FUND ACCOUNTING AGREEMENT


         THIS AMENDMENT NUMBER TWO, dated April 23, 1998, to the Fund Accounting Agreement dated May 31, 1997 (the "Agreement") by and between the parties set forth in Schedule A, attached hereto and incorporated by reference and VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP., a Delaware corporation ("Advisory Corp.").

                               W I T N E S S E T H
                               -------------------

         WHEREAS, the following party, being an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, wishes to become party to the Agreement:


         ADVISED BY VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC. ("ASSET MANAGEMENT, INC."):

         Van Kampen American Capital Life Investment Trust ("Life Investment Trust" or "LIT") on behalf of its Series
                  Comstock Portfolio ("LIT Comstock Portfolio")



         WHEREAS, the original parties desire to add the aforementioned additional entity as party to the Agreement;

         NOW, THEREFORE, in consideration of the promises and mutual covenants spelled out in the Agreement and herein, it is hereby agreed that Schedule A of the Agreement be amended to add the party mentioned above as party to the Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.



ALL OF THE PARTIES SET FORTH IN SCHEDULE A



By: /s/ Ronald A. Nyberg
   ----------------------------------------
         Ronald A. Nyberg, Vice President




VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP.



By: /s/ Dennis J. McDonnell
   ----------------------------------------
         Dennis J. McDonnell, President

                                   SCHEDULE A


I. FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

CLOSED END FUNDS

Van Kampen American Capital Municipal Income Trust
Van Kampen American Capital California Municipal Trust
Van Kampen American Capital High Income Trust
Van Kampen American Capital High Income Trust II
Van Kampen American Capital Investment Grade Municipal Trust
Van Kampen American Capital Municipal Trust
Van Kampen American Capital California Quality Municipal Trust
Van Kampen American Capital Florida Quality Municipal Trust
Van Kampen American Capital New York Quality Municipal Trust
Van Kampen American Capital Ohio Quality Municipal Trust
Van Kampen American Capital Pennsylvania Quality Municipal Trust
Van Kampen American Capital Trust For Insured Municipals
Van Kampen American Capital Trust For Investment Grade Municipals
Van Kampen American Capital Trust For Investment Grade California Municipals Van Kampen American Capital Trust For Investment Grade Florida Municipals
Van Kampen American Capital Trust For Investment Grade New Jersey Municipals Van Kampen American Capital Trust For Investment Grade New York Municipals
Van Kampen American Capital Trust For Investment Grade Pennsylvania Municipals Van Kampen American Capital Municipal Opportunity Trust
Van Kampen American Capital Advantage Municipal Income Trust
Van Kampen American Capital Advantage Pennsylvania Municipal Income Trust
Van Kampen American Capital Strategic Sector Municipal Trust
Van Kampen American Capital Value Municipal Income Trust
Van Kampen American Capital California Value Municipal Income Trust
Van Kampen American Capital Massachusetts Value Municipal Income Trust
Van Kampen American Capital New Jersey Value Municipal Income Trust
Van Kampen American Capital New York Value Municipal Income Trust
Van Kampen American Capital Ohio Value Municipal Income Trust
Van Kampen American Capital Pennsylvania Value Municipal Income Trust
Van Kampen American Capital Municipal Opportunity Trust II
Van Kampen American Capital Florida Municipal Opportunity Trust
Van Kampen American Capital Advantage Municipal Income Trust II
Van Kampen American Capital Select Sector Municipal Trust

INSTITUTIONAL FUNDS

II. FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL MANAGEMENT, INC. ("MANAGEMENT, INC.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

The Explorer Institutional Trust
  on behalf of its series
Explorer Institutional Active Core Fund
Explorer Institutional Limited Duration Fund

       OPEN END FUNDS


       III. FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC. ("ASSET MANAGEMENT, INC.") (COLLECTIVELY, THE "FORMER AMERICAN CAPITAL FUNDS"):

       Van Kampen American Capital Comstock Fund ("Comstock Fund")
       Van Kampen American Capital Corporate Bond Fund ("Corporate Bond Fund") Van Kampen American Capital Emerging Growth Fund ("Emerging Growth Fund") Van Kampen American Capital Enterprise Fund ("Enterprise Fund")
       Van Kampen American Capital Equity Income Fund ("Equity Income Fund")
       Van Kampen American Capital Global Managed Assets Fund ("Global Managed Assets Funds")
       Van Kampen American Capital Government Securities Fund ("Government Securities Fund")
       Van Kampen American Capital Government Target Fund ("Government Target Fund")
       Van Kampen American Capital Growth and Income Fund ("Growth and Income Fund")
       Van Kampen American Capital Harbor Fund ("Harbor Fund")
       Van Kampen American Capital High Income Corporate Bond Fund ("High Income Corporate Bond Fund")

       Van Kampen American Capital Life Investment Trust ("Life Investment Trust" or "LIT") on behalf of its Series
             Enterprise Portfolio ("LIT Enterprise Portfolio")
             Domestic Income Portfolio ("LIT Domestic Income Portfolio") Emerging Growth Portfolio ("LIT Emerging Growth Portfolio") Government Portfolio ("LIT Government Portfolio")
             Asset Allocation Portfolio ("LIT Asset Allocation Portfolio") Money Market Portfolio ("LIT Money Market Portfolio")
             Morgan Stanley Real Estate Securities Portfolio ("LIT Morgan Stanley Real Estate Securities Portfolio")
             Growth and Income Portfolio ("LIT Growth and Income Portfolio") Strategic Stock Portfolio ("LIT Strategic Stock Portfolio")

       Van Kampen American Capital Limited Maturity Government Fund ("Limited
             Maturity Government Fund")
       Van Kampen American Capital Pace Fund ("Pace Fund")
       Van Kampen American Capital Real Estate Securities Fund ("Real Estate
             Securities Fund")
       Van Kampen American Capital Reserve Fund ("Reserve Fund")
       Van Kampen American Capital Small Capitalization Fund ("Small
             Capitalization Fund")
       Van Kampen American Capital Tax-Exempt Trust ("Tax-Exempt Trust")
             on behalf of its Series
       Van Kampen American Capital High Yield Municipal Fund ("High Yield
             Municipal Fund")

       Van Kampen American Capital U.S. Government Trust for Income ("U.S.
             Government Trust for Income")

IV. FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

Van Kampen American Capital U.S. Government Trust ("U.S. Government Trust")
     on behalf of its series
Van Kampen American Capital U.S. Government Fund ("U.S. Government Fund")

Van Kampen American Capital Tax Free Trust ("Tax Free Trust")
     on behalf of its series
Van Kampen American Capital Insured Tax Free Income Fund ("Insured Tax Free
     Income Fund")
Van Kampen American Capital Tax Free High Income Fund ("Tax Free High Income
     Fund")
Van Kampen American Capital California Insured Tax Free Fund ("California
     Insured Tax Free Fund")
Van Kampen American Capital Municipal Income Fund ("Municipal Income Fund") Van Kampen American Capital Intermediate Term Municipal Income Fund
     (Intermediate TermMunicipal Income Fund")
Van Kampen American Capital Florida Insured Tax Free Income Fund ("Florida
     Insured Tax Free Income Fund")
Van Kampen American Capital New Jersey Tax Free Income Fund ("New Jersey Tax
     Free Income Fund")
Van Kampen American Capital New York Tax Free Income Fund ("New York Tax Free
     Income Fund")
Van Kampen American Capital California Tax Free Income Fund ("California Tax
     Free Income Fund")
Van Kampen American Capital Michigan Tax Free Income Fund ("Michigan Tax Free
     Income Fund")
Van Kampen American Capital Missouri Tax Free Income Fund ("Missouri Tax Free
     Income Fund")
Van Kampen American Capital Ohio Tax Free Income Fund ("Ohio Tax Free Income
     Fund")

Van Kampen American Capital Trust ("VKAC Trust")
Van Kampen American Capital High Yield Fund ("High Yield Fund")
Van Kampen American Capital Short-Term Global Income Fund ("Short-Term Global
     Income Fund")
Van Kampen American Capital Strategic Income Fund ("Strategic Income Fund")

Van Kampen American Capital Equity Trust ("Equity Trust") on behalf of its series
Van Kampen American Capital Utility Fund ("Utility Fund")
Van Kampen American Capital Growth Fund ("Growth Fund")
Van Kampen American Capital Value Fund ("Value Fund")
Van Kampen American Capital Great American Companies Fund ("Great American
     Companies Fund")
Van Kampen American Capital Prospector Fund ("Prospector Fund")
Van Kampen American Capital Aggressive Growth Fund ("Aggressive Growth Fund")

Van Kampen American Capital Foreign Securities Fund ("Foreign Securities Fund")

Van Kampen American Capital Pennsylvania Tax Free Income Fund ("Pennsylvania Tax
     Free Income Fund")

Van Kampen American Capital Tax Free Money Fund ("Tax Free Money Fund")

                             AMENDMENT NUMBER THREE
                             ----------------------

                                     TO THE

                            FUND ACCOUNTING AGREEMENT


         THIS AMENDMENT NUMBER THREE, dated February 4, 1999, to the Fund Accounting Agreement dated May 31, 1997 (the "Agreement") by and between the parties set forth in Schedule A, attached hereto and incorporated by reference and Van Kampen Investment Advisory Corp., a Delaware corporation ("Advisory Corp.").

                               W I T N E S S E T H
                               -------------------

         WHEREAS, the following parties, each being an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, wishes to become party to the Agreement:


         ADVISED BY VAN KAMPEN INVESTMENT ADVISORY CORP.
         ("ADVISORY CORP."):

         Van Kampen Equity Trust
         on behalf of its Series
                  Van Kampen Small Cap Value Fund ("Small Cap Value Fund")

         Van Kampen Trust
         on behalf of its Series
                  Van Kampen Managed Short Term Income Fund ("Managed Short Term Income Fund")


         WHEREAS, the original parties desire to add the aforementioned additional entities as parties to the Agreement;

         NOW, THEREFORE, in consideration of the promises and mutual covenants spelled out in the Agreement and herein, it is hereby agreed that Schedule A of the Agreement be amended to add the parties mentioned above as parties to the Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.



ALL OF THE PARTIES SET FORTH IN SCHEDULE A



By: /s/ Dennis J. McDonnell
   ----------------------------------------
         Dennis J. McDonnell, President




VAN KAMPEN INVESTMENT ADVISORY CORP.



By: /s/ Dennis J. McDonnell
   ----------------------------------------
         Dennis J. McDonnell, President

                                   SCHEDULE A
                                   ----------


     I. FUNDS ADVISED BY VAN KAMPEN INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

     CLOSED END FUNDS
     ----------------

     Van Kampen Municipal Income Trust
     Van Kampen California Municipal Trust
     Van Kampen High Income Trust
     Van Kampen High Income Trust II
     Van Kampen Investment Grade Municipal Trust
     Van Kampen Municipal Trust
     Van Kampen California Quality Municipal Trust
     Van Kampen Florida Quality Municipal Trust
     Van Kampen New York Quality Municipal Trust
     Van Kampen Ohio Quality Municipal Trust
     Van Kampen Pennsylvania Quality Municipal Trust
     Van Kampen Trust For Insured Municipals
     Van Kampen Trust For Investment Grade Municipals
     Van Kampen Trust For Investment Grade California Municipals Van Kampen Trust For Investment Grade Florida Municipals
     Van Kampen Trust For Investment Grade New Jersey Municipals Van Kampen Trust For Investment Grade New York Municipals
     Van Kampen Trust For Investment Grade Pennsylvania Municipals Van Kampen Municipal Opportunity Trust
     Van Kampen Advantage Municipal Income Trust
     Van Kampen Advantage Pennsylvania Municipal Income Trust
     Van Kampen Strategic Sector Municipal Trust
     Van Kampen Value Municipal Income Trust
     Van Kampen California Value Municipal Income Trust
     Van Kampen Massachusetts Value Municipal Income Trust
     Van Kampen New Jersey Value Municipal Income Trust
     Van Kampen New York Value Municipal Income Trust
     Van Kampen Ohio Value Municipal Income Trust
     Van Kampen Pennsylvania Value Municipal Income Trust
     Van Kampen Municipal Opportunity Trust II
     Van Kampen Florida Municipal Opportunity Trust
     Van Kampen Advantage Municipal Income Trust II
     Van Kampen Select Sector Municipal Trust

     INSTITUTIONAL FUNDS
     -------------------

     II. FUNDS ADVISED BY VAN KAMPEN MANAGEMENT INC. ("MANAGEMENT INC.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

     The Explorer Institutional Trust
        on behalf of its series
     Explorer Institutional Active Core Fund
     Explorer Institutional Limited Duration Fund

         OPEN END FUNDS


         III. FUNDS ADVISED BY VAN KAMPEN ASSET MANAGEMENT INC.
         ("ASSET MANAGEMENT INC.") (COLLECTIVELY, THE "FORMER AMERICAN CAPITAL FUNDS"):

         Van Kampen Comstock Fund ("Comstock Fund")
         Van Kampen Corporate Bond Fund ("Corporate Bond Fund")
         Van Kampen Emerging Growth Fund ("Emerging Growth Fund")
         Van Kampen Enterprise Fund ("Enterprise Fund")
         Van Kampen Equity Income Fund ("Equity Income Fund")
         Van Kampen Global Managed Assets Fund ("Global Managed Assets Funds") Van Kampen Government Securities Fund ("Government Securities Fund") Van Kampen Government Target Fund ("Government Target Fund")
         Van Kampen Growth and Income Fund ("Growth and Income Fund")
         Van Kampen Harbor Fund ("Harbor Fund")
         Van Kampen High Income Corporate Bond Fund ("High Income Corporate Bond Fund")

         Van Kampen Life Investment Trust ("Life Investment Trust" or "LIT") on behalf of its Series
             Enterprise Portfolio ("LIT Enterprise Portfolio")
             Domestic Income Portfolio ("LIT Domestic Income Portfolio") Emerging Growth Portfolio ("LIT Emerging Growth Portfolio") Government Portfolio ("LIT Government Portfolio")
             Asset Allocation Portfolio ("LIT Asset Allocation Portfolio") Money Market Portfolio ("LIT Money Market Portfolio")
             Morgan Stanley Real Estate Securities Portfolio ("LIT Morgan Stanley Real Estate Securities Portfolio")
             Growth and Income Portfolio ("LIT Growth and Income Portfolio") Strategic Stock Portfolio ("LIT Strategic Stock Portfolio") Comstock Portfolio ("LIT Comstock Portfolio")

         Van Kampen Limited Maturity Government Fund ("Limited Maturity Government Fund")
         Van Kampen Pace Fund ("Pace Fund")
         Van Kampen Real Estate Securities Fund ("Real Estate Securities Fund") Van Kampen Reserve Fund ("Reserve Fund")
         Van Kampen Small Capitalization Fund ("Small Capitalization Fund")

         Van Kampen Tax-Exempt Trust ("Tax-Exempt Trust") on behalf of its Series
              Van Kampen High Yield Municipal Fund ("High Yield Municipal Fund")

         Van Kampen U.S. Government Trust for Income ("U.S. Government Trust for
              Income")

     IV. FUNDS ADVISED BY VAN KAMPEN INVESTMENT ADVISORY CORP.
     ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "FORMER VAN KAMPEN
     FUNDS"):

     Van Kampen U.S. Government Trust ("U.S. Government Trust")
          on behalf of its series
     Van Kampen U.S. Government Fund ("U.S. Government Fund")

     Van Kampen Tax Free Trust ("Tax Free Trust")
          on behalf of its series
     Van Kampen Insured Tax Free Income Fund ("Insured Tax Free Income Fund") Van Kampen Tax Free High Income Fund ("Tax Free High Income Fund")
     Van Kampen California Insured Tax Free Fund ("California Insured Tax
     Free Fund")
     Van Kampen Municipal Income Fund ("Municipal Income Fund")
     Van Kampen Intermediate Term Municipal Income Fund (Intermediate Term Municipal Income Fund")
     Van Kampen Florida Insured Tax Free Income Fund ("Florida Insured Tax
     Free Income Fund")
     Van Kampen New York Tax Free Income Fund ("New York Tax Free
     Income Fund")
     Van Kampen California Tax Free Income Fund ("California Tax Free Income Fund")
     Van Kampen Michigan Tax Free Income Fund ("Michigan Tax Free Income Fund") Van Kampen Missouri Tax Free Income Fund ("Missouri Tax Free Income Fund") Van Kampen Ohio Tax Free Income Fund ("Ohio Tax Free Income Fund")

     Van Kampen Trust ("VK Trust")
         on behalf of its series
     Van Kampen High Yield Fund ("High Yield Fund")
     Van Kampen Short-Term Global Income Fund ("Short-Term Global Income Fund") Van Kampen Strategic Income Fund ("Strategic Income Fund")
     Van Kampen Managed Short Term Income Fun d ("Managed Short Term Income
     Fund")

     Van Kampen Equity Trust ("Equity Trust")
         on behalf of its series
     Van Kampen Utility Fund ("Utility Fund")
     Van Kampen Growth Fund ("Growth Fund")
     Van Kampen Mid Cap Value Fund ("Mid Cap Value Fund")
     Van Kampen Great American Companies Fund ("Great American Companies Fund") Van Kampen Prospector Fund ("Prospector Fund")
     Van Kampen Aggressive Growth Fund ("Aggressive Growth Fund")
     Van Kampen Small Cap Value Fund ("Small Cap Value Fund")

     Van Kampen Pennsylvania Tax Free Income Fund ("Pennsylvania Tax Free Income Fund")

     Van Kampen Tax Free Money Fund ("Tax Free Money Fund")

                             AMENDMENT NUMBER FOUR

                                     TO THE

                            FUND ACCOUNTING AGREEMENT



         THIS AMENDMENT NUMBER FOUR, dated May 26, 1999, to the Fund Accounting Agreement dated May 31, 1997 (the "Agreement") by and between the parties set forth in Schedule A, attached hereto and incorporated by reference and Van Kampen Investment Advisory Corp., a Delaware corporation ("Advisory Corp.").


                               W I T N E S S E T H


         WHEREAS, the following party, being an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, wishes to become a party to the Agreement:



         Van Kampen Equity Trust II ("Equity Trust II") on behalf of its Series
                  Van Kampen Technology Fund ("Technology Fund")

         WHEREAS, the original parties desire to add the aforementioned additional entity as party to the Agreement;

         NOW, THEREFORE, in consideration of the promises and mutual covenants spelled out in the Agreement and herein, it is hereby agreed that Schedule A of the Agreement be amended to add the parties mentioned above as party to the Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.



ALL OF THE PARTIES SET FORTH IN SCHEDULE A




By:  /s/ John L. Sullivan
   ----------------------------------------------
         John L. Sullivan
         Treasurer, Vice President
         and Chief Financial Officer





VAN KAMPEN INVESTMENT ADVISORY CORP.




By:  /s/ Dennis J. McDonnell
   ----------------------------------------------
         Dennis J. McDonnell
         President

                                   SCHEDULE A


     I. FUNDS ADVISED BY VAN KAMPEN INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

     CLOSED END FUNDS

     Van Kampen Municipal Income Trust
     Van Kampen California Municipal Trust
     Van Kampen High Income Trust
     Van Kampen High Income Trust II
     Van Kampen Investment Grade Municipal Trust
     Van Kampen Municipal Trust
     Van Kampen California Quality Municipal Trust
     Van Kampen Florida Quality Municipal Trust
     Van Kampen New York Quality Municipal Trust
     Van Kampen Ohio Quality Municipal Trust
     Van Kampen Pennsylvania Quality Municipal Trust
     Van Kampen Trust For Insured Municipals
     Van Kampen Trust For Investment Grade Municipals
     Van Kampen Trust For Investment Grade California Municipals Van Kampen Trust For Investment Grade Florida Municipals
     Van Kampen Trust For Investment Grade New Jersey Municipals Van Kampen Trust For Investment Grade New York Municipals
     Van Kampen Trust For Investment Grade Pennsylvania Municipals Van Kampen Municipal Opportunity Trust
     Van Kampen Advantage Municipal Income Trust
     Van Kampen Advantage Pennsylvania Municipal Income Trust
     Van Kampen Strategic Sector Municipal Trust
     Van Kampen Value Municipal Income Trust
     Van Kampen California Value Municipal Income Trust
     Van Kampen Massachusetts Value Municipal Income Trust
     Van Kampen New Jersey Value Municipal Income Trust
     Van Kampen New York Value Municipal Income Trust
     Van Kampen Ohio Value Municipal Income Trust
     Van Kampen Pennsylvania Value Municipal Income Trust
     Van Kampen Municipal Opportunity Trust II
     Van Kampen Florida Municipal Opportunity Trust
     Van Kampen Advantage Municipal Income Trust II
     Van Kampen Select Sector Municipal Trust

     INSTITUTIONAL FUNDS

     II. FUNDS ADVISED BY VAN KAMPEN MANAGEMENT INC. ("MANAGEMENT INC.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

     The Explorer Institutional Trust
        on behalf of its series
     Explorer Institutional Active Core Fund
     Explorer Institutional Limited Duration Fund

         OPEN END FUNDS


         III. FUNDS ADVISED BY VAN KAMPEN ASSET MANAGEMENT INC. ("ASSET MANAGEMENT INC.") (COLLECTIVELY, THE "FORMER AMERICAN CAPITAL FUNDS"):

         Van Kampen Comstock Fund ("Comstock Fund")
         Van Kampen Corporate Bond Fund ("Corporate Bond Fund")
         Van Kampen Emerging Growth Fund ("Emerging Growth Fund")
         Van Kampen Enterprise Fund ("Enterprise Fund")
         Van Kampen Equity Income Fund ("Equity Income Fund")
         Van Kampen Global Managed Assets Fund ("Global Managed Assets Funds") Van Kampen Government Securities Fund ("Government Securities Fund") Van Kampen Government Target Fund ("Government Target Fund")
         Van Kampen Growth and Income Fund ("Growth and Income Fund")
         Van Kampen Harbor Fund ("Harbor Fund")
         Van Kampen High Income Corporate Bond Fund ("High Income Corporate Bond Fund")

         Van Kampen Life Investment Trust ("Life Investment Trust" or "LIT") on behalf of its Series
              Enterprise Portfolio ("LIT Enterprise Portfolio")
              Domestic Income Portfolio ("LIT Domestic Income Portfolio") Emerging Growth Portfolio ("LIT Emerging Growth Portfolio") Government Portfolio ("LIT Government Portfolio")
              Asset Allocation Portfolio ("LIT Asset Allocation Portfolio") Money Market Portfolio ("LIT Money Market Portfolio")
              Morgan Stanley Real Estate Securities Portfolio ("LIT Morgan Stanley Real Estate Securities Portfolio")
              Growth and Income Portfolio ("LIT Growth and Income Portfolio") Strategic Stock Portfolio ("LIT Strategic Stock Portfolio") Comstock Portfolio ("LIT Comstock Portfolio")

         Van Kampen Limited Maturity Government Fund ("Limited Maturity Government Fund")
         Van Kampen Pace Fund ("Pace Fund")
         Van Kampen Real Estate Securities Fund ("Real Estate Securities Fund") Van Kampen Reserve Fund ("Reserve Fund")
         Van Kampen Small Capitalization Fund ("Small Capitalization Fund")

         Van Kampen Tax-Exempt Trust ("Tax-Exempt Trust") on behalf of its
         Series
              Van Kampen High Yield Municipal Fund ("High Yield Municipal Fund")

         Van Kampen Equity Trust II ("Equity Trust II") on behalf of its Series
              Van Kampen Technology Fund

         Van Kampen U.S. Government Trust for Income ("U.S. Government Trust for Income")

         IV. FUNDS ADVISED BY VAN KAMPEN INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

         Van Kampen U.S. Government Trust ("U.S. Government Trust")
              on behalf of its series
         Van Kampen U.S. Government Fund ("U.S. Government Fund")
         Van Kampen Tax Free Trust ("Tax Free Trust")
              on behalf of its series
         Van Kampen Insured Tax Free Income Fund ("Insured Tax Free Income
         Fund")
         Van Kampen Tax Free High Income Fund ("Tax Free High Income Fund")
         Van Kampen California Insured Tax Free Fund ("California Insured Tax Free Fund")
         Van Kampen Municipal Income Fund ("Municipal Income Fund")
         Van Kampen Intermediate Term Municipal Income Fund (Intermediate Term Municipal Income Fund")
         Van Kampen Florida Insured Tax Free Income Fund ("Florida Insured Tax Free Income Fund")
         Van Kampen New York Tax Free Income Fund ("New York Tax Free Income Fund")
         Van Kampen California Tax Free Income Fund ("California Tax Free Income Fund")
         Van Kampen Michigan Tax Free Income Fund ("Michigan Tax Free Income Fund")
         Van Kampen Missouri Tax Free Income Fund ("Missouri Tax Free Income Fund")
         Van Kampen Ohio Tax Free Income Fund ("Ohio Tax Free Income Fund")

         Van Kampen Trust ("VK Trust")
             on behalf of its series
         Van Kampen High Yield Fund ("High Yield Fund")
         Van Kampen Short-Term Global Income Fund ("Short-Term Global Income Fund")
         Van Kampen Strategic Income Fund ("Strategic Income Fund")
         Van Kampen Managed Short Term Income Fun d ("Managed Short Term Income Fund")

         Van Kampen Equity Trust ("Equity Trust")
             on behalf of its series
         Van Kampen Utility Fund ("Utility Fund")
         Van Kampen Growth Fund ("Growth Fund")
         Van Kampen Mid Cap Value Fund ("Mid Cap Value Fund")
         Van Kampen Great American Companies Fund ("Great American Companies Fund")
         Van Kampen Prospector Fund ("Prospector Fund") Van Kampen Aggressive Growth Fund ("Aggressive Growth Fund")
         Van Kampen Small Cap Value Fund ("Small Cap Value Fund")

         Van Kampen Pennsylvania Tax Free Income Fund ("Pennsylvania Tax Free Income Fund")

         Van Kampen Tax Free Money Fund ("Tax Free Money Fund")

                              AMENDMENT NUMBER FIVE
                              ---------------------

                                     TO THE

                            FUND ACCOUNTING AGREEMENT


         THIS AMENDMENT NUMBER FIVE, dated January 28, 2000, to the Fund Accounting Agreement dated May 31, 1997 (the "Agreement") by and between the parties set forth in Schedule A, attached hereto and incorporated by reference and Van Kampen Investment Advisory Corp., a Delaware corporation ("Advisory Corp.").

                                   WITNESSETH

         WHEREAS, the following parties, each being an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, wishes to become party to the Agreement:

         Van Kampen Equity Trust ("Equity Trust")
         -----------------------
             on behalf of its series
              Van Kampen Small Company Growth Fund ("Small Company Growth Fund") Van Kampen Select Growth Fund ("Select Growth Fund")
              Van Kampen Small Cap Growth Fund ("Small Cap Growth Fund")

         Van Kampen Equity Trust II ("Equity Trust II")
         --------------------------
             on behalf of its Series
              Van Kampen Tax Managed Equity Growth Fund


         WHEREAS, the original parties desire to add the aforementioned additional entities as parties to the Agreement;

         NOW, THEREFORE, in consideration of the promises and mutual covenants spelled out in the Agreement and herein, it is hereby agreed that Schedule A of the Agreement be amended to add the parties mentioned above as parties to the Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.


ALL OF THE PARTIES SET FORTH IN SCHEDULE A



By: /s/ John L. Sullivan
   ------------------------------------------------------
         John L. Sullivan
         Treasurer, Vice President
         and Chief Financial Officer




VAN KAMPEN INVESTMENT ADVISORY CORP.



By: /s/ Dennis J. McDonnell
   ------------------------------------------------------
         Dennis J. McDonnell
         President

                                   SCHEDULE A


I. FUNDS ADVISED BY VAN KAMPEN INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

CLOSED END FUNDS
----------------

Van Kampen Municipal Income Trust
Van Kampen California Municipal Trust
Van Kampen High Income Trust
Van Kampen High Income Trust II
Van Kampen Investment Grade Municipal Trust
Van Kampen Municipal Trust
Van Kampen California Quality Municipal Trust
Van Kampen Florida Quality Municipal Trust
Van Kampen New York Quality Municipal Trust
Van Kampen Ohio Quality Municipal Trust
Van Kampen Pennsylvania Quality Municipal Trust
Van Kampen Trust For Insured Municipals
Van Kampen Trust For Investment Grade Municipals
Van Kampen Trust For Investment Grade California Municipals Van Kampen Trust For Investment Grade Florida Municipals
Van Kampen Trust For Investment Grade New Jersey Municipals Van Kampen Trust For Investment Grade New York Municipals
Van Kampen Trust For Investment Grade Pennsylvania Municipals Van Kampen Municipal Opportunity Trust
Van Kampen Advantage Municipal Income Trust
Van Kampen Advantage Pennsylvania Municipal Income Trust
Van Kampen Strategic Sector Municipal Trust
Van Kampen Value Municipal Income Trust
Van Kampen California Value Municipal Income Trust
Van Kampen Massachusetts Value Municipal Income Trust
Van Kampen New Jersey Value Municipal Income Trust
Van Kampen New York Value Municipal Income Trust
Van Kampen Ohio Value Municipal Income Trust
Van Kampen Pennsylvania Value Municipal Income Trust
Van Kampen Municipal Opportunity Trust II
Van Kampen Florida Municipal Opportunity Trust
Van Kampen Advantage Municipal Income Trust II
Van Kampen Select Sector Municipal Trust

INSTITUTIONAL FUNDS
-------------------

II. FUNDS ADVISED BY VAN KAMPEN MANAGEMENT INC. ("MANAGEMENT INC.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

The Explorer Institutional Trust
--------------------------------
   on behalf of its series
Explorer Institutional Active Core Fund
Explorer Institutional Limited Duration Fund

         OPEN END FUNDS
         --------------

III. FUNDS ADVISED BY VAN KAMPEN ASSET MANAGEMENT INC.
(COLLECTIVELY, THE "ASSET MANAGEMENT FUNDS")

Van Kampen Comstock Fund ("Comstock Fund")
Van Kampen Corporate Bond Fund ("Corporate Bond Fund")
Van Kampen Emerging Growth Fund ("Emerging Growth Fund")
Van Kampen Enterprise Fund ("Enterprise Fund")
Van Kampen Equity Income Fund ("Equity Income Fund")
Van Kampen Global Managed Assets Fund ("Global Managed Assets Funds")
Van Kampen Government Securities Fund ("Government Securities Fund")
Van Kampen Government Target Fund ("Government Target Fund")
Van Kampen Growth and Income Fund ("Growth and Income Fund")
Van Kampen Harbor Fund ("Harbor Fund")
Van Kampen High Income Corporate Bond Fund ("High Income Corporate Bond Fund")

Van Kampen Life Investment Trust ("Life Investment Trust" or "LIT")
--------------------------------
on behalf of its Series
   Enterprise Portfolio ("LIT Enterprise Portfolio")
   Domestic Income Portfolio ("LIT Domestic Income Portfolio")
   Emerging Growth Portfolio  ("LIT Emerging Growth Portfolio")
   Government Portfolio ("LIT Government Portfolio")
   Asset Allocation Portfolio ("LIT Asset Allocation Portfolio")
   Money Market Portfolio ("LIT Money Market Portfolio")
   Morgan Stanley Real Estate Securities Portfolio ("LIT Morgan Stanley Real Estate Securities Portfolio")
   Growth and Income Portfolio ("LIT Growth and Income Portfolio")
   Strategic Stock Portfolio ("LIT Strategic Stock Portfolio")
   Comstock Portfolio ("LIT Comstock Portfolio")

Van Kampen Limited Maturity Government Fund ("Limited Maturity Government Fund") Van Kampen Pace Fund ("Pace Fund")
Van Kampen Real Estate Securities Fund ("Real Estate Securities Fund")
Van Kampen Reserve Fund ("Reserve Fund")

Van Kampen Tax-Exempt Trust ("Tax-Exempt Trust")
---------------------------
on behalf of its Series
   Van Kampen High Yield Municipal Fund ("High Yield Municipal Fund")

Van Kampen Equity Trust II ("Equity Trust II")
--------------------------
on behalf of its Series
   Van Kampen Technology Fund

Van Kampen U.S. Government Trust for Income ("U.S. Government Trust for Income")

IV. FUNDS ADVISED BY VAN KAMPEN INVESTMENT ADVISORY CORP.
(COLLECTIVELY, THE "INVESTMENT ADVISORY CORP. FUNDS")

Van Kampen U.S. Government Trust ("U.S. Government Trust")
--------------------------------
   on behalf of its series
Van Kampen U.S. Government Fund ("U.S. Government Fund")

Van Kampen Tax Free Trust ("Tax Free Trust")
-------------------------
   on behalf of its series
Van Kampen Insured Tax Free Income Fund ("Insured Tax Free Income Fund")
Van Kampen Tax Free High Income Fund ("Tax Free High Income Fund")
Van Kampen California Insured Tax Free Fund ("California Insured Tax Free Fund") Van Kampen Municipal Income Fund ("Municipal Income Fund")
Van Kampen Intermediate Term Municipal Income Fund (Intermediate Term Municipal Income Fund")
Van Kampen Florida Insured Tax Free Income Fund ("Florida Insured Tax Free Income Fund")
Van Kampen New York Tax Free Income Fund ("New York Tax Free Income Fund")
Van Kampen California Municipal Income Fund ("California Municipal Income Fund") Van Kampen Michigan Tax Free Income Fund ("Michigan Tax Free Income Fund")
Van Kampen Missouri Tax Free Income Fund ("Missouri Tax Free Income Fund")
Van Kampen Ohio Tax Free Income Fund ("Ohio Tax Free Income Fund")

Van Kampen Trust ("VK Trust")
-----------------
   on behalf of its series
Van Kampen High Yield Fund ("High Yield Fund")
Van Kampen Strategic Income Fund ("Strategic Income Fund")
Van Kampen Managed Short Term Income Fun d ("Managed Short Term Income Fund")

Van Kampen Equity Trust ("Equity Trust")
-----------------------
   on behalf of its series
Van Kampen Utility Fund ("Utility Fund")
Van Kampen Growth Fund ("Growth Fund")
Van Kampen Mid Cap Value Fund ("Mid Cap Value Fund")
Van Kampen Great American Companies Fund ("Great American Companies Fund") Van Kampen Prospector Fund ("Prospector Fund")
Van Kampen Aggressive Growth Fund ("Aggressive Growth Fund")
Van Kampen Small Cap Value Fund ("Small Cap Value Fund")
Van Kampen Small Company Growth Fund ("Small Company Growth Fund")
Van Kampen Select Growth Fund ("Select Growth Fund")
Van Kampen Small Cap Growth Fund ("Small Cap Growth Fund")

Van Kampen Equity Trust II ("Equity Trust II")
--------------------------
   on behalf of its Series
Van Kampen Tax Managed Equity Growth Fund

Van Kampen Pennsylvania Tax Free Income Fund ("Pennsylvania Tax Free Income
Fund")

Van Kampen Tax Free Money Fund ("Tax Free Money Fund")